WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163
Page 1 of 1

Account Number: 513-0001885

Statement Start Date:   05/01/01
Statement End Date:     05/31/01



JORE CORPORATION
45000 HIGHWAY 93 S
RONAN MT 59864

Number of Enclosures:   1

                    For Customer Assistance: Call your Customer Service Officer or Client Services 1-800-AT WELLS (289*3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number   Beginning Balance  Total Credits  Total Debits   Ending Balance

WellsOne
Account
513-0001885              $7,748.03          $0.00    $-7,748.03           $0.00


Debits
  Electronic Debits/Bank Debits

  Effective         Posted       Amount      Transaction Detail
  Date              Date
                    May 31      7,748.03     Bank Originated Debit

                                7,748.03     Total Electronic Debits/Bank Debits

                                7,748.03     Total Debits

Daily Ledger Balance Summary

      Date                   Balance          Date                       Balance

       Apr 30                7,748.03         May 31                        0.00

         Average Daily Ledger Balance                                   7,498,09

Thank you for banking with Wells Fargo,
Member FDIC

WELLS FARGO BANK, N.A.
PO BOX 63020
SAN FRANCISCO, CA 94163
Page 1 of 1

Account Number: 513-0001885

Statement Start Date:   06/01/01
Statement End Date:     06/30/01



JORE CORPORATION
45000 HIGHWAY 93 S
RONAN MT 59864

Number of Enclosures:   1

                    For Customer Assistance: Call your Customer Service Officer or Client Services 1-800-AT WELLS (289*3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number   Beginning Balance  Total Credits  Total Debits   Ending Balance

WellsOne
Account
513-0001885                  $0.00          $0.00         $0.00           $0.00


Debits
  Electronic Debits/Bank Debits

  Effective         Posted       Amount      Transaction Detail
  Date              Date
                    June 01        0.00      Payoff Debit, Non-Interest, No Fee

Daily Ledger Balance Summary

      Date                   Balance          Date                       Balance

       May 31                   0.00          June 01                       0.00

         Average Daily Ledger Balance                                       0.00

Thank you for banking with Wells Fargo,
Member FDIC